UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Mid-Cap Value Fund	December 31, 2021
TRMCX	Investor Class
TAMVX	Advisor Class
RRMVX	R Class
TRMIX	I Class
TRTZX	Z Class
T. ROWE PRICE Mid-Cap Value Fund

HIGHLIGHTS

■	U.S. mid-cap stocks rallied in 2021 as government stimulus spending and COVID-19 vaccine distribution drove a strong recovery.

■	The Mid-Cap Value Fund underperformed the Russell Midcap Value Index for the 12 months ended December 31, 2021.

■	Our search for fundamentally strong companies that trade below their intrinsic worth determines our sector positioning. Energy was the most overweight sector at year-end, while industrials and business services represented the largest underweight.

■	The market’s steep runup in 2021 has made finding undervalued opportunities more difficult. However, we are finding opportunities in select companies and sectors that have retraced some of their gains as the expected return to normal has played out in unexpected ways.

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Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during 2021 as strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, and less accommodative central banks. Most developed market stock benchmarks finished the year with positive returns, although gains slowed in the second half of the year, while fixed income returns faced headwinds from rising interest rates.

Large-cap U.S. growth stocks delivered the strongest returns, but solid results were common in many developed markets. However, emerging markets stock benchmarks struggled amid a significant equity market downturn in China.

The large-cap S&P 500 Index returned almost 29%, marking its third straight year of positive returns. Robust results were widespread across the benchmark—according to Bloomberg data, 2021 marked the first year that all of the S&P 500 sectors recorded double-digit gains. The energy sector, which was the worst performer in 2020, was the leader in 2021 amid a sharp increase in oil prices, and real estate stocks also rebounded from a down year as strong demand led to rising rents. Financial and information technology stocks also produced excellent returns and outperformed the broad market.

In the fixed income market, rising Treasury yields weighed on performance, but below investment-grade corporate bonds delivered solid results as they benefited from improving fundamentals and investor demand for higher-yielding securities. (Bond prices and yields move in opposite directions.)

A robust increase in corporate earnings growth appeared to be a significant performance driver during the year. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009, and while third-quarter earnings slowed, they continued to beat expectations at an impressive pace. Despite the significant rally in the S&P 500 during 2021, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices. Although economic growth showed signs of slowing at times, data remained generally positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 3.9% by December, and job openings reached a record high.

However, optimism surrounding strong earnings and employment gains was tempered by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982, a factor that may have contributed to a decline in consumer sentiment late in the year.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve began trimming its purchases of Treasuries and agency mortgage-backed securities in November, and policymakers indicated that they could soon start raising short-term interest rates.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

Elevated valuations, higher inflation, and the continuing struggle to control the pandemic also pose potential challenges for financial markets in 2022. However, on the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

President and CEO

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Mid-Cap Value Fund returned 24.53% in the 12 months ended December 31, 2021. The fund underperformed the Russell Midcap Value Index, which returned 28.34%, and its peer group, the Lipper Mid-Cap Value Funds Index, which returned 30.94%. (Returns for the Advisor, R, I, and Z Class shares will vary due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Energy stocks were some of the fund’s top contributors in 2021 as they benefited from pent-up oil and gas demand from economies reopening after coronavirus lockdowns. Our positions in Canada-based oil and gas companies Imperial Oil and Canadian Natural Resources and U.S. natural gas producer EQT helped performance as their shares advanced amid a rally in energy prices from their pandemic-hit lows a year ago. Each of these holdings benefited from earlier investments or acquisitions when the energy sector was grappling with a cyclical downturn and depressed prices. For example, Imperial Oil’s expansion and debottlenecking projects in recent years allowed the company to boost production and realize higher prices for crude oil, while Canadian Natural Resources was able to exploit the reserves of several large oil and gas portfolios it acquired from competitors at attractive values during the downturn of the last several years. Similarly, EQT saw its acquisition-driven strategy bear fruit as natural gas prices rose to multiyear highs this year. Outside the oil and gas industry, our holding in uranium producer Cameco added value. Shares of the Canada-based company rose on the back of skyrocketing uranium prices driven by growing enthusiasm for clean energy-related commodities and large purchases of the metal by a newly launched uranium-focused fund. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Fifth Third Bancorp was another large contributor owing to self-help measures it undertook in recent years. We first bought this Cincinnati-based regional lender in 2015 following the appointment of a technology-minded chief executive officer who we believed could reposition the bank after it underperformed through the 2007–2008 global financial crisis. In the ensuing years, Fifth Third improved the quality of its loan portfolio and followed a conservative interest rate protection strategy. These risk-reducing efforts allowed Fifth Third to fare better than its peers amid the pandemic-driven collapse in interest rates, leaving it well positioned to gain share in commercial and consumer banking. Fifth Third’s shares climbed more than 50% in 2021 as investors rewarded management’s prudent decisions, and it was one of the fund’s largest holdings at year-end.

Turning to decliners, major detractors owed their poor performance to company-specific reasons. Peruvian precious metals miner Compañia de Minas Buenaventura ranked among the year’s largest detractors after the company was hit with a large tax liability in 2020, while policy uncertainty ahead of Peru’s presidential elections last spring further clouded its outlook. However, we believe that Buenaventura will generate significantly higher profits in the future as its operations normalize after pandemic-related disruptions and its stake in one of Peru’s largest and most profitable copper mines starts to pay dividends.

Strategic Education, a for-profit education company that operates Strayer University and other postsecondary schools, was a significant detractor as its shares fell due to rising competition from for-profit and nonprofit education providers. We believe that Strategic Education’s solid balance sheet will help the company weather a more competitive landscape and that the recent addition of an activist investor to the board will help turn around its fortunes. Finally, our position in Kemper, a Chicago-based multiline insurer, weighed on performance as rising inflation and an uptick in car accident frequency and severity during the pandemic pressured its underwriting margins. We think that Kemper’s stock trades below its intrinsic worth and will recover as these headwinds stabilize and the company’s underwriting actions take hold.

How is the fund positioned?

The Mid-Cap Value Fund seeks to own fundamentally sound companies whose shares trade below their intrinsic value but have strong potential to appreciate over time. Our search for these companies—which is driven by the in-depth fundamental research performed by the portfolio manager and equity analyst team—underpins the fund’s positioning, rather than a top-down view of any given sector. Energy was the most overweight sector at year-end, followed by health care. On the other hand, industrials and business services and information technology represented the largest underweights.

Real estate stocks accounted for a modest portion of the fund, but our exposure rose in 2021 after we increased our position in Equity Commonwealth, a Chicago-based real estate investment trust chaired by real estate mogul Sam Zell. Despite having a cash-rich balance sheet and one of the industry’s savviest investors at the helm, Equity Commonwealth’s shares traded well below the value of its assets, and we believe they have substantial upside potential. In the energy sector, we started a position in APA, the parent of Houston-based oil and gas producer Apache. In addition to having a large presence in the Permian Basin in the U.S., Apache has operations in Egypt; the UK’s North Sea; and off the coast of Suriname in northeast South America, where it announced a major oil discovery last year. We believe that each of these areas offers significant untapped potential that is not reflected in APA’s shares.

Our allocation to financials, the fund’s largest sector in absolute terms, increased over the year. Key trades in this sector included adding to our position in Kemper on weakness and starting a position in Jackson Financial, a retirement annuities provider in Michigan. Jackson, which comprises the former U.S. business of UK insurer Prudential, began trading in the U.S. in September after a demerger with its British parent, and we are encouraged by management’s announcement of an attractive dividend and share repurchase plan soon after it became an independent company.

Significant sales occurred in various sectors and generally followed strong share performance. We reduced positions in natural gas company EQT and packaged foods maker Kraft Heinz and eliminated shale gas producer Chesapeake Energy on strength to buy names with stronger upside potential. Among holdings that disappointed, we reduced our position in Perrigo, a maker of over-the-counter personal care products, after we misjudged the company’s longer-term profit potential and competitive pressures within its industry. Perrigo was one of our largest sales in 2021, but we maintained a modest position in the company to reflect our changed view of its risk/reward profile.

What is portfolio management’s outlook?

We are pleased to report strong absolute returns for your fund in 2021, though the U.S. stock market’s extraordinary run since the coronavirus-driven lows of March 2020 has made our job of finding good value stocks in the mid-cap universe more challenging. The outbreak of the coronavirus nearly two years ago has created a mix of corporate winners and losers as the pandemic upended the economy. Since then, we have seen some companies retrace their outsized gains as the expected return to normal has played out in unexpected ways. Moreover, the emergence of new contagious coronavirus variants at the end of the year has complicated the recovery outlook. We have taken advantage of the increased uncertainty to add to positions in health care, financials, utilities, and energy—areas where we have identified attractively valued companies offering good long-term value.

Regardless of the stock market’s short-term direction, we still adhere to the same disciplined investment process that has generated solid returns since the fund’s inception 25 years ago. We continue to leverage the insights of T. Rowe Price’s fundamental research platform to invest in companies that are trading below their intrinsic value yet have strong appreciation potential over the long term. Thanks to our unwavering focus on valuation and careful attention to the upside potential and downside risk of each holding, we are confident in our ability to pick individual stocks that have the best potential to add value over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

PRINCIPAL RISKS

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Mid-cap stocks. Investments in securities issued by mid-cap companies are likely to be more volatile than investments in securities issued by larger companies. Medium-sized companies may have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies, and are therefore more sensitive to economic, market, and industry changes.

Value investing. The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser believes are their full market values.

Market conditions. The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/21
FirstEnergy	2.6%
Textron	2.4
State Street	2.4
Cardinal Health	2.4
Flowers Foods	2.4
Bunge Limited	2.4
Fifth Third Bancorp	2.2
Imperial Oil	2.2
Loews	2.1
PG&E	2.1
News Corp	2.1
Franco-Nevada	2.0
Weyerhaeuser	2.0
Select Medical Holdings	1.9
Rayonier	1.6
Cameco	1.5
Brown & Brown	1.5
Canadian Natural Resources	1.5
Corteva	1.5
Northern Trust	1.4
Summit Materials	1.4
Baxter International	1.4
Patterson Companies	1.4
Sysco	1.4
PACCAR	1.3
Total	**47.1%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has five share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 29.59	$ 27.97	$ 24.40	$ 30.40	$ 29.06
Investment activities					
Net investment income[1][2]	0.28	0.34	0.40	0.30	0.30
Net realized and unrealized gain/ loss	6.86	2.40	4.36	(3.34)	3.04
Total from investment activities	7.14	2.74	4.76	(3.04)	3.34
Distributions					
Net investment income	(0.34)	(0.30)	(0.41)	(0.30)	(0.33)
Net realized gain	(2.76)	(0.82)	(0.78)	(2.66)	(1.67)
Total distributions	(3.10)	(1.12)	(1.19)	(2.96)	(2.00)
NET ASSET VALUE					
End of period	**$ 33.63**	**$ 29.59**	**$ 27.97**	**$ 24.40**	**$ 30.40**
Ratios/Supplemental Data					
Total return[2][3]	**24.53%**	**9.88%**	**19.61%**	**(10.61)%**	**11.64%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	0.77%	0.78%	0.78%	0.78%	0.79%
Net expenses after waivers/ payments by Price Associates	0.77%	0.78%	0.78%	0.78%	0.79%
Net investment income	0.83%	1.32%	1.48%	0.99%	1.01%
Portfolio turnover rate	24.8%	35.1%	31.9%	33.9%	31.7%
Net assets, end of period (in millions)	$5,980	$5,070	$9,224	$8,655	$11,146

[1] Per share amounts calculated using average shares outstanding method.

[2] See Note 6 for details of expense-related arrangements with Price Associates.

[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 29.47	$ 27.88	$ 24.32	$ 30.28	$ 28.93
Investment activities					
Net investment income[1][2]	0.16	0.25	0.31	0.21	0.23
Net realized and unrealized gain/loss	6.84	2.40	4.36	(3.32)	3.01
Total from investment activities	7.00	2.65	4.67	(3.11)	3.24
Distributions					
Net investment income	(0.24)	(0.24)	(0.33)	(0.19)	(0.22)
Net realized gain	(2.76)	(0.82)	(0.78)	(2.66)	(1.67)
Total distributions	(3.00)	(1.06)	(1.11)	(2.85)	(1.89)
NET ASSET VALUE					
End of period	**$ 33.47**	**$ 29.47**	**$ 27.88**	**$ 24.32**	**$ 30.28**

Ratios/Supplemental Data

Total return[2][3]	**24.14%**	**9.58%**	**19.30%**	**(10.86)%**	**11.34%**
Ratios to average net assets:[2]					
Gross expenses before waivers/payments by Price Associates	1.05%	1.05%	1.05%	1.05%	1.05%
Net expenses after waivers/payments by Price Associates	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.49%	0.99%	1.14%	0.70%	0.77%
Portfolio turnover rate	24.8%	35.1%	31.9%	33.9%	31.7%
Net assets, end of period (in thousands)	$96,545	$200,662	$164,369	$206,272	$342,452

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 28.93	$ 27.39	$ 23.91	$ 29.82	$ 28.53
Investment activities					
Net investment income[1][2]	0.10	0.19	0.25	0.14	0.15
Net realized and unrealized gain/loss	6.70	2.34	4.27	(3.27)	2.97
Total from investment activities	6.80	2.53	4.52	(3.13)	3.12
Distributions					
Net investment income	(0.16)	(0.17)	(0.26)	(0.12)	(0.16)
Net realized gain	(2.76)	(0.82)	(0.78)	(2.66)	(1.67)
Total distributions	(2.92)	(0.99)	(1.04)	(2.78)	(1.83)
NET ASSET VALUE					
End of period	**$ 32.81**	**$ 28.93**	**$ 27.39**	**$ 23.91**	**$ 29.82**

Ratios/Supplemental Data

	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Total return[2][3]	**23.89%**	**9.31%**	**19.00%**	**(11.08)%**	**11.07%**
Ratios to average net assets:[2]					
Gross expenses before waivers/payments by Price Associates	1.29%	1.30%	1.30%	1.30%	1.30%
Net expenses after waivers/payments by Price Associates	1.29%	1.30%	1.30%	1.30%	1.30%
Net investment income	0.30%	0.75%	0.95%	0.46%	0.51%
Portfolio turnover rate	24.8%	35.1%	31.9%	33.9%	31.7%
Net assets, end of period (in thousands)	$141,484	$125,051	$137,109	$146,986	$205,041

[1] Per share amounts calculated using average shares outstanding method.

[2] See Note 6 for details of expense-related arrangements with Price Associates.

[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 29.57	$ 27.95	$ 24.39	$ 30.39	$ 29.05
Investment activities					
Net investment income[1][2]	0.34	0.36	0.44	0.35	0.34
Net realized and unrealized gain/ loss	6.84	2.42	4.35	(3.35)	3.04
Total from investment activities	7.18	2.78	4.79	(3.00)	3.38
Distributions					
Net investment income	(0.38)	(0.34)	(0.45)	(0.34)	(0.37)
Net realized gain	(2.76)	(0.82)	(0.78)	(2.66)	(1.67)
Total distributions	(3.14)	(1.16)	(1.23)	(3.00)	(2.04)
NET ASSET VALUE					
End of period	**$ 33.61**	**$ 29.57**	**$ 27.95**	**$ 24.39**	**$ 30.39**

Ratios/Supplemental Data

Total return[2][3]	**24.69%**	**10.03%**	**19.75%**	**(10.48)%**	**11.79%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	0.65%	0.65%	0.65%	0.65%	0.65%
Net expenses after waivers/ payments by Price Associates	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	0.97%	1.43%	1.62%	1.15%	1.12%
Portfolio turnover rate	24.8%	35.1%	31.9%	33.9%	31.7%
Net assets, end of period (in millions)	$3,139	$2,344	$3,452	$2,565	$2,286

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Z Class

	Year Ended 12/31/21	3/16/20[1] Through 12/31/20
NET ASSET VALUE		
Beginning of period	$ 29.57	$ 18.84
Investment activities		
Net investment income[2][3]	0.54	0.40
Net realized and unrealized gain/loss	6.87	11.64
Total from investment activities	7.41	12.04
Distributions		
Net investment income	(0.59)	(0.49)
Net realized gain	(2.76)	(0.82)
Total distributions	(3.35)	(1.31)
NET ASSET VALUE		
End of period	**$ 33.63**	**$ 29.57**

Ratios/Supplemental Data		
Total return[3][4]	**25.50%**	**64.05%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	0.64%	0.64%[5]
Net expenses after waivers/payments by Price Associates	0.00%	0.00%[5]
Net investment income	1.56%	1.94%[5]
Portfolio turnover rate	24.8%	35.1%
Net assets, end of period (in millions)	$5,773	$5,327

[1] Inception date

[2] Per share amounts calculated using average shares outstanding method.

[3] See Note 6 for details of expense-related arrangements with Price Associates.

[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

[5] Annualized

The accompanying notes are an integral part of these financial statements.

December 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 93.4%		
COMMUNICATION SERVICES 4.8%		
Entertainment 0.2%		
Madison Square Garden Sports (1)	192,277	33,404
		33,404
Media 4.4%		
DISH Network, Class A (1)	2,173,516	70,509
Fox, Class A	2,335,074	86,164
News, Class A	13,972,977	311,737
Scholastic	2,254,277	90,081
ViacomCBS, Class B	3,761,051	113,509
		672,000
Wireless Telecommunication Services 0.2%		
Telephone & Data Systems	1,373,372	27,673
		27,673
Total Communication Services		733,077
CONSUMER DISCRETIONARY 2.3%		
Diversified Consumer Services 0.5%		
Strategic Education (2)	1,221,585	70,656
		70,656
Hotels, Restaurants & Leisure 0.5%		
Compass Group (GBP) (1)	3,387,195	76,258
		76,258
Household Durables 0.3%		
Mohawk Industries (1)	226,383	41,242
		41,242
Textiles, Apparel & Luxury Goods 1.0%		
Ralph Lauren	1,225,382	145,649
		145,649
Total Consumer Discretionary		333,805
CONSUMER STAPLES 8.6%		
Beverages 0.6%		
Carlsberg, Class B (DKK)	542,014	93,578
		93,578
Food & Staples Retailing 1.4%		
Sysco	2,617,927	205,638
		205,638

Food Products 5.9%		
Bunge	3,572,163	333,497
Campbell Soup	3,876,980	168,494
Flowers Foods (2)	12,985,516	356,712
Kraft Heinz	1,053,800	37,831
		896,534
Household Products 0.7%		
Kimberly-Clark	727,500	103,974
		103,974
Total Consumer Staples		1,299,724
ENERGY 10.1%		
Energy Equipment & Services 2.5%		
Expro Group Holdings (1)	6,134,340	88,028
NOV	6,593,037	89,336
SEACOR Marine Holdings (1)(2)	2,719,186	9,245
TechnipFMC (1)(2)	23,010,360	136,221
Tidewater (1)(2)	4,749,106	50,863
		373,693
Oil, Gas & Consumable Fuels 7.6%		
Cameco	10,581,533	230,783
Canadian Natural Resources	5,401,326	228,206
EQT (1)	6,376,041	139,061
Equitrans Midstream	13,021,912	134,647
Imperial Oil	9,180,813	331,427
NAC Kazatomprom, GDR	2,200,112	80,693
		1,144,817
Total Energy		1,518,510
FINANCIALS 18.0%		
Banks 3.8%		
Fifth Third Bancorp	7,805,460	339,928
Popular	1,367,679	112,204
Westamerica BanCorp (2)	2,223,303	128,351
		580,483
Capital Markets 4.4%		
Lazard, Class A	1,959,835	85,508
Northern Trust	1,830,072	218,895
State Street	3,842,616	357,363
		661,766
Diversified Financial Services 1.0%		
Groupe Bruxelles Lambert (EUR)	1,417,271	158,291
		158,291

Insurance 8.4%		
Brighthouse Financial (1)	2,718,846	140,836
Brown & Brown	3,273,605	230,069
CNA Financial	3,733,391	164,568
Kemper	2,385,290	140,231
Loews	5,517,300	318,679
Marsh & McLennan	588,060	102,217
RenaissanceRe Holdings	1,018,800	172,513
		1,269,113
Thrifts & Mortgage Finance 0.4%		
Capitol Federal Financial	5,762,328	65,287
		65,287
Total Financials		2,734,940
HEALTH CARE 11.9%		
Biotechnology 1.1%		
Alkermes (1)	3,766,487	87,609
BioMarin Pharmaceutical (1)	624,513	55,176
Incyte (1)	380,129	27,901
		170,686
Health Care Equipment & Supplies 4.2%		
Baxter International	2,497,500	214,386
DENTSPLY SIRONA	3,202,749	178,681
Hologic (1)	1,124,259	86,073
Zimmer Biomet Holdings	1,285,672	163,332
		642,472
Health Care Providers & Services 6.5%		
Cardinal Health	6,932,647	356,962
Centene (1)	1,263,749	104,133
Covetrus (1)	1,731,027	34,568
Patterson (2)	7,166,020	210,323
Select Medical Holdings (2)	9,664,658	284,141
		990,127
Pharmaceuticals 0.1%		
Perrigo	490,756	19,090
		19,090
Total Health Care		1,822,375
INDUSTRIALS & BUSINESS SERVICES 5.7%		
Aerospace & Defense 2.4%		
Textron	4,784,345	369,351
		369,351

Air Freight & Logistics 0.6%		
CH Robinson Worldwide	831,195	89,462
		89,462
Airlines 0.2%		
Southwest Airlines (1)	791,991	33,929
		33,929
Commercial Services & Supplies 0.3%		
Cintas	86,961	38,538
		38,538
Machinery 1.6%		
AGCO	331,655	38,479
PACCAR	2,308,297	203,730
		242,209
Road & Rail 0.6%		
JB Hunt Transport Services	448,541	91,682
		91,682
Total Industrials & Business Services		865,171
INFORMATION TECHNOLOGY 1.9%		
Electronic Equipment, Instruments & Components 0.9%		
National Instruments	2,949,820	128,819
		128,819
Semiconductors & Semiconductor Equipment 1.0%		
Applied Materials	910,210	143,231
		143,231
Total Information Technology		272,050
MATERIALS 9.9%		
Chemicals 2.3%		
Corteva	4,642,069	219,477
PPG Industries	359,083	61,920
Westlake Chemical	746,984	72,555
		353,952
Construction Materials 2.2%		
Summit Materials, Class A (1)	5,450,282	218,774
Vulcan Materials	526,046	109,197
		327,971
Metals & Mining 5.4%		
Cia de Minas Buenaventura, ADR (1)	12,562,708	91,959
Franco-Nevada (CAD)	2,166,853	299,671
Freeport-McMoRan	4,417,468	184,341
Fresnillo (GBP)	11,702,645	142,291

Gold Fields, ADR	8,703,624	95,653
		813,915
Total Materials		1,495,838
REAL ESTATE 7.7%		
Equity Real Estate Investment Trusts 7.5%		
Apartment Income REIT, REIT	866,133	47,352
Apartment Investment & Management, Class A, REIT (1)	9,582,353	73,976
Equity Commonwealth, REIT (1)(2)	7,125,707	184,556
Equity Residential, REIT	1,347,467	121,946
Rayonier, REIT	5,829,931	235,296
Regency Centers, REIT	2,246,005	169,236
Weyerhaeuser, REIT	7,223,536	297,465
		1,129,827
Real Estate Management & Development 0.2%		
St. Joe	692,066	36,022
		36,022
Total Real Estate		1,165,849
UTILITIES 7.8%		
Electric Utilities 4.7%		
FirstEnergy	9,524,089	396,107
PG&E (1)	25,975,645	315,344
		711,451
Gas Utilities 1.3%		
Atmos Energy	461,800	48,383
National Fuel Gas	2,403,328	153,669
		202,052
Independent Power & Renewable Electricity Producers 0.7%		
Vistra	4,615,086	105,086
		105,086
Multi-Utilities 1.1%		
CenterPoint Energy	5,899,860	164,665
		164,665
Total Utilities		1,183,254
Total Miscellaneous Common Stocks 4.7% (3)		710,936
Total Common Stocks (Cost $9,753,128)		**14,135,529**

CONVERTIBLE PREFERRED STOCKS 0.2%		
CONSUMER STAPLES 0.2%		
Food Products 0.2%		
Bunge, 4.875% (4)	183,035	23,173
Total Consumer Staples		23,173
Total Convertible Preferred Stocks (Cost $20,678)		**23,173**
CORPORATE BONDS 0.0%		
Weatherford International, 11.00%, 12/1/24 (5)	3,701,000	3,821
Total Corporate Bonds (Cost $2,797)		**3,821**
SHORT-TERM INVESTMENTS 6.1%		
Money Market Funds 6.1%		
T. Rowe Price Government Reserve Fund, 0.06% (2)(6)	921,487,732	921,488
Total Short-Term Investments (Cost $921,488)		**921,488**
Total Investments in Securities 99.7% of Net Assets (Cost $10,698,091)		**$ 15,084,011**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(4) Perpetual security with no stated maturity date.
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $3,821 and represents 0.0% of net assets.
(6) Seven-day yield
ADR American Depositary Receipts
CAD Canadian Dollar
DKK Danish Krone
EUR Euro
GBP British Pound
GDR Global Depositary Receipts
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

December 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

		Year Ended 12/31/21		12/31/20
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	168,692	$	171,881
Net realized gain		1,314,232		550,748
Change in net unrealized gain / loss		1,729,511		358,193
Increase in net assets from operations		3,212,435		1,080,822
Distributions to shareholders				
Net earnings				
Investor Class		(511,633)		(186,290)
Advisor Class		(8,020)		(7,111)
R Class		(11,506)		(4,199)
I Class		(271,303)		(88,613)
Z Class		(522,532)		(227,060)
Decrease in net assets from distributions		(1,324,994)		(513,273)
Capital share transactions*(1)				
Shares sold				
Investor Class		1,075,586		737,756
Advisor Class		17,597		87,473
R Class		13,016		8,305
I Class		862,965		739,048
Z Class		658,659		4,028,114
Distributions reinvested				
Investor Class		477,897		173,215
Advisor Class		7,929		7,076
R Class		11,506		4,199
I Class		253,889		84,021
Z Class		522,532		227,060
Shares redeemed				
Investor Class		(1,359,224)		(4,276,110)
Advisor Class		(154,768)		(78,469)
R Class		(25,375)		(28,590)
I Class		(640,060)		(1,711,286)
Z Class		(1,547,239)		(479,840)
Increase (decrease) in net assets from capital share transactions		174,910		(478,028)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has five classes of shares: the Mid-Cap Value Fund (Investor Class), the Mid-Cap Value Fund–Advisor Class (Advisor Class), the Mid-Cap Value Fund–R Class (R Class), the Mid-Cap Value Fund–I Class (I Class) and the Mid-Cap Value Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries, and R Class shares are available through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,405,509,000 and $5,095,419,000, respectively, for the year ended December 31, 2021.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the recharacterization of distributions. For the year ended December 31, 2021, the following reclassification was recorded:

Distributions during the years ended December 31, 2021 and December 31, 2020, were characterized for tax purposes as follows:

At December 31, 2021, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2021 as indicated in the table below. At December 31, 2021, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and Advisor Class. For the year ended December 31, 2021, expenses incurred pursuant to these service agreements were $82,000 for Price Associates; $2,243,000 for T. Rowe Price Services, Inc.; and $774,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2021, the fund was charged $413,000 for shareholder servicing costs related to the college savings plans, of which $274,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2021, approximately 2% and 8% of the outstanding shares of the Investor Class and I Class, respectively, were held by the college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2021, the fund was allocated $29,000 of Spectrum Funds’ expenses. Of these amounts, $17,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2021, approximately 3% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2021, approximately 97% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $595,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - INTERFUND LENDING PROGRAM

Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2021, the fund earned $9,000 in interest income related to loans made to other funds on three days in the average amount of $69,100,000 and at an average annual rate of 1.66%. At December 31, 2021, there were no loans outstanding.

NOTE 8 - LITIGATION

The fund was a named defendant in a lawsuit brought by a litigation trustee, which sought to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. In light of a Supreme Court decision in an unrelated case, the trustee sought leave to amend the dismissed complaint. The district court denied that motion, and the Second Circuit Court of Appeals affirmed the lower court’s decision on August 20, 2021. The bankruptcy trustee filed a petition for a rehearing, which was denied on October 7, 2021. The fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by the district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action, which was consolidated with the Multidistrict Litigation Panel in federal court with other similar actions, asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. Both suits also sought prejudgement interest. The consolidated cases went through various stages of appeals. While they were appealing the dismissal of their lawsuits, plaintiffs dropped a number of fund defendants, including the T. Rowe Price Funds, which effectively ended the funds’ involvement in the creditor claims. Plaintiffs since have exhausted their appeals and this second set of cases is over. While the fund’s involvement in the creditor claims had ended, there was no impact on the claims in the action brought by the bankruptcy trustee. The complaints did not allege misconduct by the fund, and management has vigorously defended the lawsuits. On January 5, 2022, the trustee filed a petition for a writ of certiorari with the U.S. Supreme Court but dropped the fund from its petition, and the fund no longer has any potential liability in the matters related to these claims.

NOTE 9 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

T. Rowe Price Mid-Cap Value Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Mid-Cap Value Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$299,820,000 from short-term capital gains

■	$1,005,539,000 from long-term capital gains, of which $991,953,000 was subject to a long-term capital gains tax rate of not greater than 20% and $13,586,000 to a long-term capital gains tax rate of not greater than 25%

For taxable non-corporate shareholders, $225,277,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $165,469,000 of the fund’s income qualifies for the dividends-received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $9,070,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2012 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber(d) (1946) 2001 [0]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Kellye Walker(e) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.
(d)Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Funds.
(e)Effective November 8, 2021, Ms. Walker was elected as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Mid-Cap Value Fund	Principal Occupation(s)

Christopher W. Carlson (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Vincent M. DeAugustino (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Ryan S. Hedrick, CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andy Peters (1988) Vice President	Employee, T. Rowe Price

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Wallack (1960) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Justin P. White (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,732,000 and $3,781,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2022